UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2013

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

 (Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                       Regulation FD Disclosure.

The Company’s Chairman and Chief Executive Officer, David P. Storch, will present at the Cowen 34th Annual Aerospace/Defense Conference on Thursday, February 7, 2013 at 9:40 a.m.  The presentation will take place at The InterContinental New York Barclay in New York City.

Attached as Exhibit 99.1 are the slides that will be used by David P. Storch at the conference.

The information in this Form 8-K, including Exhibits 99.1 , is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Conference slides presented by AAR CORP. at the Cowen 34th Annual Aerospace/Defense Conference on February 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:February 7, 2013

AAR CORP.

	By:	/s/ MICHAEL J. SHARP
Michael J. Sharp
Vice President-Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Conference slides presented by AAR CORP. at the Cowen 34th Annual Aerospace/Defense Conference